     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 1996
                                                 REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
- --------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)

               Massachusetts                           04-2348234
- --------------------------------------------------------------------------------
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

     One Technology Way, Norwood, MA                   02062-9106
- --------------------------------------------------------------------------------
     (Address of Principal Executive Offices)          (Zip Code)

           AMENDED 1992 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
- --------------------------------------------------------------------------------
                            (Full title of the plan)

                    Paul P. Brountas, Esq., c/o Hale and Dorr
                  60 State Street, Boston, Masssachusetts 02109
- --------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (617) 526-6000
- --------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

 ------------------------------------------------------------------------------
      Title of                       Proposed        Maximum
     Securities       Amount to       Maximum       Aggregate    Amount of
        to be            be       Offering Price    Offering   Registration
     Registered      Registered    Per Share (1)    Price (1)     Fee (1)
 ------------------------------------------------------------------------------
   Common Stock,     150,000          $28.25      $4,237,500    $1,461.21
 $.16 2/3 par value  Shares
 ------------------------------------------------------------------------------

     (1) Estimated solely for the purpose of calculating the registration fee in accordance with sections (c) and (h) of Rule 457 of the Securities Act of 1933, as amended, and based on the average of the high and low sale prices of the Common Stock on the New York Stock Exchange on May 24, 1996.


                                 Page 1 of 8
                            Exhibit Index on Page

                     Statement of Incorporation by Reference
                     ---------------------------------------

        This Registration Statement on Form S-8 incorporates by reference the contents of a Registration Statement on Form S-8, File No. 33-46521, such Registration Statement relating to the Registrant's 1992 International Employee Stock Purchase Plan.









                                   Page 2 of 8
                              Exhibit Index on Page

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this 29th day of May, 1996.

                                  ANALOG DEVICES, INC.

                                  By:  /s/ Ray Stata
                                       ---------------------------
                                       Ray Stata
                                       Chairman of the Board
                                       and Chief Executive Officer



                                Page 3 of 8 Pages

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Analog Devices, Inc., hereby severally constitute and appoint Ray Stata, Jerald G. Fishman and Joseph E. McDonough, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments (including post-effective amendments) to said Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933) and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Analog Devices, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any such Registration Statement and any and all amendments thereto.

     Witness our hands and common seal on the date set forth below.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature              Title                 Date
              ---------              -----                 ----

         (i)  Principal Executive
              Officers

         /s/ Ray Stata               Chairman of the Board       )
         -----------------------     Chief Executive Officer,    )
             Ray Stata               and Director                ) May 29, 1996
                                                                 )
                                                                 )
                                                                 )
         /s/ Jerald G. Fishman       President, Chief Operating  )
         -----------------------     Officer and Director        )
             Jerald G. Fishman                                   )
                                                                 )









                                Page 4 of 8 Pages

         (ii) Principal Financial                                )
              Officer and Principal                              )
              Accounting Officer                                 )
                                                                 )
                                                                 )
                                                                 )
         /s/ Joseph E. McDonough     Vice President-Finance      )
         -----------------------     and Chief Financial         ) May 29, 1996
             Joseph E. McDonough     Officer                     )
                                                                 )
                                                                 )
                                                                 )
         (iii) Board of Directors                                )
                                                                 )
                                                                 )
                                                                 )
         /s/ John L. Doyle                            Director   )
         -----------------------                                 )
             John L. Doyle                                       )
                                                                 )
                                                                 )
                                                                 )
         /s/ Samuel H. Fuller                         Director   ) May 29, 1996
         -----------------------                                 )
             Samuel H. Fuller                                    )
                                                                 )
                                                                 )
         /s/ Philip L. Lowe                           Director   )
         -----------------------                                 )
             Philip L. Lowe                                      )
                                                                 )
                                                                 )
                                                                 )
                                                                 )
         /s/ Gordon C. McKeague                       Director   )
         -----------------------                                 )
             Gordon C. McKeague                                  )
                                                                 )
                                                                 )
                                                                 )
         /s/ Joel Moses                               Director   )
         -----------------------                                 )
             Joel Moses                                          )
                                                                 )
                                                                 )
                                                                 )
                                                                 )
         /s/ Lester C. Thurow                         Director   )
         -----------------------                                 )
             Lester C. Thurow                                    )
                                                                 )


                                Page 5 of 8 Pages

                                  EXHIBIT INDEX

         Exhibit
         Number                   Description
         -------                  -----------

          4.01          Restated Articles of Organization of the
                        Registrant, as amended (incorporated herein by reference to the Registrant's Form S-8, dated as of the date hereof, whereby the Registrant registered 6,900,000 shares of its Common Stock for issuance under its Amended 1988 Stock Option Plan).

          4.02 By-Laws of the Registrant, as amended (incorporated herein by reference to the Registrant's Form 10-K for the fiscal year ended October 31, 1992).

          4.03 Rights Agreement, as amended, between the Registrant and The First National Bank of Boston, as Rights Agent (incorporated herein by reference to a Form 8 filed on June 27, 1989 amending the Registration Statement on Form 8-A relating to Common Stock Purchase Rights).

          5.01          Opinion of Hale and Dorr.

         23.01          Consent of Hale and Dorr (included in Exhibit
                        5.01).

         23.02          Consent of Ernst & Young LLP.

         24.01          Powers of Attorney (included on pages 4-5).









                                Page 6 of 8 Pages